DTE Energy Q1 2005 Conference Call April 28, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Participants Dave Meador Executive Vice President & Chief Financial Officer Dan Brudzynski Vice President & Controller Nick Khouri Vice President & Treasurer Don Stanczak Director of Regulatory Affairs Dina McClung Director of Investor Relations

Overview Overall operating earnings were flat on a year-over-year basis. Key drivers were: Benefit of Detroit Edison rate relief Deferral of CoEnergy storage earnings to the next storage cycle Deferral of some synfuel net income offset by mark-to-market gains from oil options Cash flow was higher than last year and we were recently moved to stable credit outlook by Moody's We are maintaining our previous 2005 earnings and cash flow guidance and are on track to meet our commitments We continue our progress on the regulatory front, and recently made a number of regulatory filings Today there are a number of items on the MPSC agenda, including the final MichCon rate order and GCR case We continue to grow our non-utility businesses and reinvest cash from the synfuel business

Q1 Earnings Results and 2005 Guidance Q1 Cash Flow Results and 2005 Guidance 2005 Update 2005 Opportunities

Q1 2005 - Operating Performance Business Unit View Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Utility Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.33 $0.35 $0.23 ($0.03) $0.07 $0.43 $0.25 $0.02 $0.01 ($0.13) ($0.02) $0.05 ($0.01) ($0.02) $0.88 Overheads & Other $0.30 * Reconciliation to GAAP reported earnings included in the appendix ($0.07) Utility Non-Utility

DTE Energy Earnings Summary Operating Earnings per Share* * Reconciliation to GAAP reported earnings included in the appendix 2004 Electric Utility Gas Utility Non-Utility Holding Company 2005 0.9 0.87 0.87 0.89 0.1 0.13 0.02 0 Non Ute 0.27 0.3 Gas Ute 0.41 0.28 Electric Ute 0.22 0.32 -0.03 -0.05 holding $0.89 $0.22 Holding Company Non- Utility Gas Utility Electric Utility $0.43 $0.27 ($0.03) Q1 2005 Q1 2004 Electric Utility Gas Utility Non-Utility Holding Company $0.10 ($0.13) $0.02 $0.88 $0.32 $0.30 $0.29 ($0.03) $0.00

Electric Utility Q1 2004 vs. Q1 2005 Variance Incremental rate relief and further expiration of rate caps Soft economy (lower on-system sales backfilled with choice migration) Choice volumes down but margins flat due to unfavorable sales mix Other margin and power supply changes Lower regulatory deferrals due to rate cap expirations Merger interest retained at parent company Operating costs up due to increased outage and distribution maintenance work 2003 Rate Relief Economy Other Margin Regulatory Deferrals Merger Interest Other 2004 40 40 66 59 51 51 56 57 33 7 6 8 10 5 $40 Q1 2004 Q1 2005 * Reconciliation to GAAP reported earnings included in the appendix $33 ($7) ($6) ($5) $57 Rate Relief Economy Regulatory Deferrals Merger Interest Key Drivers include Other Margins Other ($8) $10 Operating Earnings* ($ millions)

Q1 Q2 Q3 Q4 Q1 Commercial Secondary 583 738 948 874 748 Commercial Primary / Industrial 1559 1742 1706 1689 1166 Detroit Edison Electric Choice Volumes GWh Q1 Q2 Q3 Q4 Choice volumes are down 228 GWh from Q1 2004 levels However, the margin impact was flat as lower overall volumes have been offset by additional higher margin commercial secondary customers participating in the Choice program Choice volumes are down 649 GWh from Q4 2004 levels, reflecting the impact of the final electric order Margins are improved from this Q4 2004 run rate, but will be somewhat tempered based on further commercial secondary Choice migration during 2005 Q1 2004 2005 2,142 2,480 2,654 2,563 1,914 Commercial Secondary Commercial Primary / Industrial

2004 Rate Relief Gas Margins Uncollectibles Pension/Health Care ETR Other 2005 72 72 75 72 67 55 51 51 8 5 3 5 12 4 Gas Utility Q1 2004 vs. Q1 2005 Variance Incremental interim rate relief received in 2004 Gas margins lower due to lower industrial margins and Q1 billing adjustment, partially offset slightly favorable weather Uncollectible expense up due to higher gas prices and the economy Continued benefit inflation Timing related tax adjustments which will reverse later in the year $72 Q1 2004 Q1 2005 * Reconciliation to GAAP reported earnings included in the appendix ($4) $8 ($5) ($3) ($5) ($12) $51 Rate Relief Other Gas Margins Uncollectibles Pension/Health Care Tax Adjustments Key Drivers include Operating Earnings* ($ millions)

Q1 2004 Net Synfuel Gas Midstream Coke Trading/CTC Other Q1 2005 45 45 69 74 50 48 51 24 5 7 26 5 5 Non-Utility Q1 2004 vs. Q1 2005 Variance Increased synfuel contribution: Higher production (3.0M vs. 4.9M tons) resulting in $19M of incremental net income Revenue deferred due to oil prices volatility ($27M) Mark-to-market gain from 2005 oil options $32M Higher storage revenue at Gas Midstream and Supply Improved coke battery earnings due to higher coke prices Lower realized storage margins at CoEnergy due to a shift in withdrawals to next storage season based on forward curve economics and mark-to-market timing at Energy Trading $46 Q1 2004 Q1 2005 * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings* ($ millions) ($31) Trading & CoEnergy Portfolio Net Synfuel Impact Coke Batteries $24 $5 $7 $51 Gas Midstream Trading ($6) CoEnergy ($25) Key Drivers include

Q1 2005 DTE Energy Underlying Operating Earnings Adjusting for timing related accounting items yields a better understand of the true earnings power of Q1 2005 Positive $32M mark-to-market for 2005 oil options. Synfuel revenue deferred for recognition is $27M Mark-to-market accounting timing at CoEnergy is $30M less then originally planned Gas Utility quarter-over-quarter change primarily timing related The theoretical "earnings strength" of Q1 is $38M higher than last year. 1Q 2005 Operating Earnings 2005 Hedge Synfuel not recognized CTC MTM impact Regulated Gas Tax Timing 1Q 2005 Earnings Power 1Q 2004 153 121 121 147 177 190 152 32 26 30 12 $153 Q1 2005 Operating Earnings ($32) $27 $30 Less 2005 Oil Hedge MTM Plus Q1 synfuel unrecognized revenue Q1 2005 Non-Utility Underlying Operating Earnings Q1 2004 Earnings ($ millions) Timing of accounting profit recognition at CoEnergy Storage $190 $152 Gas Utility timing $12

Remainder of 2005 Is on Track Detroit Edison's year-over-year performance should improve for the remainder of 2005 Higher margins driven by weather normal sales volumes coupled with the reinstatement of the PSCR Full year rate relief Impact of lower choice levels MichCon's Q1 performance relates primarily to delays in the regulatory process, final relief is expected later today, this will be a key driver of 2005's forecast Non-utility results driven by non-operating adjustments that are expected to settle during 2005, normalized Q1 results at Energy Services are up quarter-to-quarter due to higher synfuel production. CoEnergy's performance is dependent on the withdrawal cycle for the remainder of 2005 and overall gas prices

DTE Energy 2005 Operating Earnings Guidance 2003 2004 2005 Non-Regulated 236 241 310 Regulated Gas 46 23 84 Regulated Electric 282 178 280 Holding Company -30 -15 -65 Choice Impacts 63 80 30 $427 Electric Utility Gas Utility Non-Utility EPS $2.46 $178 $24 $241 Holding Co. $580-635 $270-290 $75-85 $300-320 $3.30-3.60 * Reconciliation to GAAP reported earnings included in the appendix ($60-65) 2004 Actual* 2005 Guidance MichCon's outlook remains unchanged, but is subject to revision based on the final rate order and other proceedings Non-Utility earnings assume no phase out and expensing of oil hedges ($ millions) ($16)

Q1 Earnings Results and 2005 Guidance Q1 Cash Flow Results and 2005 Guidance 2005 Update 2005 Opportunities

Q1 Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows Q1 2004 Q1 2005 Adjusted cash from operations reached $476M in the first quarter, up over 50% from 2004 Synfuel production payments was $63M in the quarter, up $37M from the prior year Stronger cash from operations was partially offset by higher year-over- year capital spending and lower asset sales In total, net cash after capital spending and dividends, totaled $183M in the first quarter Cash flow in the first quarter was much improved from 2004

The Balance Sheet Remains Strong * Leverage ratios exclude securitization debt, MichCon short-term debt and quasi-equity instruments, calculation included in the appendix ** $1,875M total credit lines less $150M outstanding letters of credit Q1 2004 Q1 2005 49 52 3 Leverage* at 3/31 52% 49% 2003 2004 Liquidity 1725 438 Liquidity ($ millions, at 3/31) $1,725** Available Bank Capacity Current Commercial Paper Balance Q1 2004 Q1 2005 FFO/Debt 16 19 QUIDS 1 Funds from Operation/Debt At 3/31, Trailing 12 Months 19% 17% $439 QUIDS 3% 52% 16% QUIDS 1% Cash flow to debt (FFO/Debt) rose from 17% in the 1st quarter of 2004 to 19% in 2005. We continue to expect improvement in this important metric Excess liquidity at the end of the quarter was over $1B In August, approximately 3.8M shares of DTE Energy will mandatorily convert as part of the 2002 equity issuance

Q1 Capital Expenditures Q1 2004 Detroit Edison Operation $129 - 5 6 MichCon 15 Non-Utility Corporate 6 Total $179 ($ millions) 9 9 Environmental - SAP Implementation - Maintenance - Growth - Q1 2005 $118 3 23 20 9 $205 15 17 Most of the increase due to the ramp-up in spending for implementation of the new SAP platform Non-utility spending was also higher, reflecting growth investments and higher maintenance capital Year-over-year capital spending was up in the first quarter

2005 Guidance 2005 Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2004 Actuals ** Excludes potential growth capital

2004 Actual 2005 Capital Expenditures Detroit Edison Operation $546 - 22 77 MichCon 113 Non-Utility Corporate 57 Total $940 ($ millions) 45 80 Environmental - SAP Implementation - Maintenance - Growth* - 2005 Guidance $540-560 100 130-135 110-115 65-75 $1,020-1,070 75-85 - * 2005 growth capital expenditures is dependent on cash redeployment strategy

Q1 Earnings Results and 2005 Guidance Q1 Cash Flow Results and 2005 Guidance 2005 Update 2005 Opportunities

Synfuel Earnings Background Quarterly earnings from synfuels primarily come from two sources: Quarterly payments received from partners in our projects as tax credits are allocated to them These payments are subject to gain recognition accounting Mark-to-market gains/losses from the oil options we purchased last year to protect a portion of our 2005 synfuel cash flow that is exposed to crude oil price risk The hedge does not qualify for hedge accounting; the changes in fair market value are recorded in current earnings

Recognition of Synfuel Earnings: Payments Received from Buyers Accounting principles for gain recognition of our synfuel sales proceeds are very conservative Sale proceeds cannot be recognized until there is evidence they have become determinable and collectability has been reasonably assured Due to the rise in oil prices, a possibility exists that the reference price for oil could reach the threshold at which section 29 tax credits phase out The certainty requirement for recognition of sale proceeds is very high. A more than remote probability of phase-out leads to not recognizing some portion of sales proceeds for the quarter. We believe the possibility of phase-out is remote, but the accounting standard is very high Until the accounting certainty requirement has been met, we expect to defer recognition of a portion of synfuel sales proceeds until later in the year

Recognition of 2005 Synfuel Earnings * Assumes average oil price for the calendar year remains below the phase-out threshold ($ millions, after-tax)

2005 & 2006 Synfuel Cash Flow Is Significantly Protected 2004 2005 420 99 2005 Expected Synfuel Cash $420 ($ millions) Protected Cash Flow $295-315 2004 2005 490 99 2006 Expected Synfuel Cash $490 Protected Cash Flow $270 Note: Additional details in appendix 70-75% of 2005 Expected Synfuel Cash 55% of 2006 Expected Synfuel Cash

CoEnergy Storage Optimization DTE Energy holds 55 Bcf of non-utility storage, 30 Bcf is contracted and 25 Bcf is optimized by CoEnergy by buying gas in the summer and simultaneously selling it forward for delivery Economic profit is locked in at the time of the transaction Inventory is accounted for at average cost and forward sales are marked-to-market Interim earnings can be volatile due the accounting mismatch between inventory and forward sales

Margin Storage Cycle Illustration 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 3/31/2005 6.178 6.378 6.457 7.542 7.866 7.918 7.998 8.028 8.043 8.088 8.364 8.692 9/30/2004 6.712 6.852 6.757 6.195 6.058 6.069 6.101 6.118 6.11 6.153 6.358 6.571 3/31/2005 9/30/2004 NYMEX Natural Gas Forward Curves In Q1 2005, when the current price moved down and the forward price rose dramatically, we decided not to withdraw gas We fulfilled Q1 2005 contracts with gas from the market and recontracted to sell the gas currently in storage next season The positive economic impact is locked in, but due to storage accounting, the inventory stays at cost while the forward sale created a mark-to-market loss We expect this accounting loss to reverse in the next storage cycle Cycle 1 Cycle 2 Summer Injection Typical Storage Injection and Withdrawal Cycle Cash Flow Winter Withdrawal Summer Injection Winter Withdrawal Cycle 1 Cycle 2 Summer Injection 2005 Cycle Winter Withdrawal Summer Injection Winter Withdrawal Injection/Withdrawal Incremental Profit

Q1 Earnings Results and 2005 Guidance Q1 Cash Flow Results and 2005 Guidance 2005 Update 2005 Opportunities

Progress Continues on the Regulatory Front

DTE Energy

- We expect a final order in the MichCon rate case later today
- While the Detroit Edison final rate order represented a significant step, we made a number of recent filings that will provide increased regulatory certainty

Rate Restructuring Proposal (U-14399)	**June 9,** Staff and Intervenor Testimony	**October 27,** ALJ Proposal for Decision (tent.)	**By Year-End,** Anticipated Final Order
Other Post Employment Benefits Tracker (U-14428)	**July 28,** Staff and Intervenor Testimony	**November,** ALJ Proposal for Decision (tent.)	**Q1 2006,** Anticipated Final Order
Stranded Cost/PSCR Reconciliation (U-14474)	**May 17,** Prehearing to determine schedule		**Q1 2006,** Anticipated Final Order

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Management Changes Paul Hillegonds Senior Vice President, Corporate Affairs Chris Brown Executive Vice President, Energy Resources & Vice President, DTE Energy Steve Mabry President DTE Energy Trading Jeff Jewell Chief Risk Officer Arrivals Departures S. Martin Taylor - Retiring Executive Vice President, Human Resources, Corporate and Government Affairs (eff. May 31) Susan Beale - Retiring Vice President and Corporate Secretary Randy Balhorn President DTE Energy Trading

Projected Cash Available for Redeployment ($ millions) $450-500 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $200 $250-300 2005 Projected Cash Available $1,650 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $600-700 $950-1,050 2005-2008 Projected Cash Available

Progress Continues on Our Investment Opportunities On-site energy projects Looking at 6 site transaction for auto manufacturer In negotiations on 2 projects in pulp and paper industry Constructing facility to supply pulp and paper mills with petroleum coke Steel-related projects In discussions on several coke battery projects, anticipating one project closing in 2005 Waste coal recovery Goal for year is to prove out "in-line" process and in negotiations for 2 such projects Gas pipelines and storage Playing an active role in developing the Millennium pipeline Pursuing economic expansion opportunities for ~50 Bcf of non- utility gas storage in Michigan Vector pipeline expansion expected in-service in 2007 Barnett Shale Leased more than 50,000 acres located primarily in the southern part of the play Plan to drill 20 test wells in 2005 Indiana Harbor Coke Battery Kimberly-Clark Tissue Mill Construction of Vector Pipeline

Summary We continue to expect significant earnings and cash flow growth in 2005 Our improved credit outlook from Moody's is indicative of our overall balance sheet strength Progress continues on the regulatory front As part of our cash redeployment strategy, we are pursuing numerous investment opportunities Upcoming events: DTE Energy's Annual Shareholder's Meeting begins at 10:00AM (eastern) today. Tony Earley will speak at approximately 10:15AM Presentation at the AGA Financial Conference by Dave Meador on Monday, May 2 at 3:30PM (eastern) Both events will be webcast at www.dteenergy.com/investors

Appendix

Non-Utility Q1 2004 vs. Q1 2005 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

2005 Non-Utility Operating Earnings Guidance Synfuels Coke Batteries On Site Energy Projects Power Generation Coal Services Biomass Energy Energy Trading & CoEnergy Portfolio Energy Resources overhead & development Upstream & Midstream Gas DTE Energy Technologies Energy Technology Investments & Other Total Non-Utility Operating Earnings ($ millions) Energy Resources Subtotal 2005 Guidance $215-225 25-30 20 (13) 15 6 50-55 (43) 30 (5) - $300-320 $275-295 * Reconciliation to GAAP reported earnings included in the appendix 2004 Actual* $198 9 23 (18) 12 5 44 (40) 21 (19) 6 $241 $233

Reconciliation of Q1 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Total Year Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Leverage Calculation * Leverage would have been ~52%, if QUIDS were treated as debt

Synfuel Forecast 2004 2005 92 99 Percent of Capacity Sold At Year End 92% ~99% 2004 2005E 2004 2005 15.6 18 1 Tons Produced Millions 15.6 18-19 2004 2005E 2004 2005 168 420 Cash Flow $ Millions $168 $420 2004 2005E 2004 2005 199 215 10 Net Income $ Millions $198 $215-225 2004 2005E

Synfuel Portfolio

Recognition of Synfuel Earnings Payments Received from Buyers (Cont.) Synfuel sale proceeds are received from our partners on a quarterly basis, and are comprised of two parts: Fixed Note Payments of principal and interest, which are not tied to tax credits generated Earnings from these payments are not impacted by gain recognition accounting and are recognized when received Variable Note Payments equal to the product of a negotiated rate and an estimate of tax credits allocated to our partners, less the fixed note payment and capital contributions made by the buyer These payments are subject to gain accounting; their recognition is deferred until the probability of a section 29 tax credit phase-out is assessed as remote

Q1 Q2 Q3 Q4 Fixed 25 25 25 25 Variable 0 0 108 36 Recognition of 2005 Synfuel Earnings: Payments Received from Buyers Q1 Q2 Q3 Q4 Fixed 25 25 25 25 Variable 36 36 36 36 No Recognition Issues Payments Received, but Remote Probability of Phase-Out Until Q3 Fixed Note Payment Variable Note Payment ILLUSTRATIVE Total Net Income: $215-225M Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Synfuel Cash Flow Update 2005 Approximately 70-75% of the $420M in synfuel cash flow is protected through a combination of the following: use of prior year tax credits, cash payments received to date, and the purchase of option contracts* We spent $17M after-tax in option premiums; $7M impacted 2004 earnings; $11M will impact 2005 earnings 2006 Approximately 55%** of the $490M in synfuel cash flow is protected through the purchase of option contracts and the use of prior year tax credits* To date, we have spent $20M after-tax in option premiums We continue to monitor the volatility in oil prices and alternatives for mitigating our unhedged oil price exposure. If events merit, we will hedge an additional portion of 2006 and 2007 cash flows ** Assumes no phase out of tax credits occurs in 2005. If 2005 phase out occurs and prior year credits are not received, approximately 30% of synfuel cash flow is protected in 2006 * Assumes that synfuel production is managed to minimize net operating losses

Implications of Changes in Average Price of Oil 2005 NYMEX Average Price (through 4/26/05) Synfuel tax credits start to phase out when the average annual NYMEX oil price is ~$58 /bbl (for '05); total phase out occurs at an average annual price ~$71 /bbl Oil prices would need to average above ~$61 /bbl for the rest of the year to trigger a phase-out For 2006/07, current forward NYMEX average oil prices are ~$52-55 /bbl, which is below the starting point of the phase out range 12/30/2004 42.6 1/3/2005 41.6 1/4/2005 43.08 1/5/2005 42.53 1/6/2005 44.33 1/7/2005 44.1 1/10/2005 43.93 1/11/2005 44.24 1/12/2005 44.77 1/13/2005 46.17 1/14/2005 46.55 1/18/2005 46.73 1/19/2005 46.25 1/20/2005 45.91 1/21/2005 47.13 1/24/2005 47.45 1/25/2005 48.32 1/26/2005 47.74 1/27/2005 47.77 1/28/2005 46.57 1/31/2005 47.54 2/1/2005 46.99 2/2/2005 46.5 2/3/2005 46.36 2/4/2005 46.41 2/7/2005 45.73 2/8/2005 45.84 2/9/2005 45.8 2/10/2005 46.9 2/11/2005 46.91 2/14/2005 47.07 2/15/2005 46.91 2/16/2005 47.79 2/17/2005 47.46 2/18/2005 48.14 2/22/2005 49.92 2/23/2005 49.84 2/24/2005 50.16 2/25/2005 50.34 2/28/2005 50.76 3/1/2005 50.87 3/2/2005 51.81 3/3/2005 52.08 3/4/2005 52.2 3/7/2005 52.54 3/8/2005 53.1 3/9/2005 53.23 3/10/2005 52.62 3/11/2005 53.31 3/14/2005 53.84 3/15/2005 53.98 3/16/2005 55.19 3/17/2005 55.33 3/18/2005 55.87 3/21/2005 56.09 3/22/2005 55.36 3/23/2005 54 3/24/2005 54.45 3/28/2005 53.63 3/29/2005 53.58 3/30/2005 53.71 3/31/2005 54.95 4/1/2005 56.43 4/4/2005 56.46 4/5/2005 55.76 4/6/2005 55.57 4/7/2005 54.43 4/8/2005 53.98 4/11/2005 54.31 4/12/2005 53.25 4/13/2005 52.39 4/14/2005 52.72 4/15/2005 52.28 4/18/2005 51.77 4/19/2005 53.24 4/20/2005 53.8 4/21/2005 54.19 4/22/2005 54.85 4/25/2005 54.48 4/26/2005 54.2 January February March April

Detroit Edison Rate Restructuring Proposal Intention is to eliminate subsidies that have historically existed in Detroit Edison's rates and eliminate artificial price signals The Rate Restructuring proposal would: Unbundle rates into power supply and distribution components Establish rates based on actual cost of service for all customers Rate subsidies, either positive or negative, would be reflected as a non-bypassable wires charge Unbundled rates would become effective January 1, 2006 and rate subsidies would be phased out over a five year period beginning in 2007 No incremental revenues are being requested as overall revenue requirement is based on Detroit Edison's recent rate order Pre Post 9.6 10.9 Residential 9.6¢ Pre Post 10.1 8.3 Commercial & Industrial Secondary 10.1¢ Pre Post 5.8 5.2 Commercial & Industrial Primary Current Bundled Rates Proposed Unbundled & Cost Based Rates 5.8¢ 10.9¢ 8.3¢ 5.2¢ Average Rates (¢/KWh) Current Bundled Rates Proposed Unbundled & Cost Based Rates Current Bundled Rates Proposed Unbundled & Cost Based Rates

Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Cumulative 2005-2008 Capital ($M) $300-450 $250-350 $50-100 $600-900 Total Range of Expected Investment Returns* 10-20% 15-20% 10-15% * After-tax return on DTE Energy capital Coal transportation and marketing Gas pipelines and storage Energy marketing and trading On-site energy projects Steel-related projects Power generation with services Waste coal recovery Antrim Shale (Michigan) Barnett Shale (Texas) Landfill and Other Our Potential Investments Will Focus in Three Key Areas

Industrial Services Other East 40 58 2 Diversification in Michigan's Economy 1980 2006 Est. Michigan Gross State Product by Sector Source: U.S. Department of Commerce, Bureau of Economic Analysis, "Regional Economic Accounts" Industrial Services Other 54 44 2 Industrial 54% Services 44% Other 2% Industrial 40% Services 58% Other 2% 1st in the United States in major new corporate facilities and expansions over the past eight years 2nd in the United States for Research & Development expenditures 4th largest high-tech workforce in the United States Home to major technology- focused companies including Compuware, Dow Chemical, and EDS Has the fastest growing Life Sciences industry in the nation Pharmaceuticals, Medical devices, Research and ancillary services Over 540 firms including Pfizer, Lumigen and Pharmacia

Automotive Production Data Thousands of Vehicles Produced The automobile sector accounts for ~14% of Detroit Edison's sales and ~10% of revenue Within Detroit Edison's service territory, the Big 3 automakers generally produce more popular and higher margin vehicles Over the past 15 years, area auto production volume has remained relatively constant while Detroit Edison's electric load has increased by ~25% In the next five years, Big 3 auto production in Detroit Edison's service territory is expected to remain relatively stable Detroit Area Light Vehicle Forecasted Production 2004 2005 2006 2007 2008 2009 2010 DaimlerChrysler 692 760 670 713 674 671 710 Ford 780 942 959 883 879 876 860 General Motors 542 556 607 598 617 597 640